UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 1, 2025

CONCENTRA GROUP HOLDINGS PARENT, INC.

(Exact Name of Registrant as Specified in Its Charter)

001-42188

(Commission File Number)

Delaware	30-1006613
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

5080 Spectrum Drive, Suite 1200W

Addison, TX, 75001

(Address of principal executive offices) (Zip code)

(972) 364-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

Effective June 1, 2025, Concentra Health Services, Inc. (“CHS”), a wholly owned subsidiary of Concentra Group Holdings Parent, Inc. (the “Company”), consummated the previously announced acquisition of Onsite Innovations, LLC (“Onsite Innovations”), pursuant to the terms of an equity purchase agreement, dated April 18, 2025 (the “Purchase Agreement”), by and between CHS and Pivot Occupational Health, LLC (the “Seller”). Pursuant to the terms of the Purchase Agreement, CHS acquired all of the outstanding equity interests of Onsite Innovations from the Seller and paid a purchase price of $55 million, subject to certain customary adjustments in accordance with the terms set forth in the Purchase Agreement. CHS financed the transaction using a combination of cash on hand and available borrowing capacity under its existing revolving credit facility. Onsite Innovations operates approximately 200 onsite health clinics at employer locations in over 40 states, providing occupational health, wellness, prevention, and performance services.

Item 7.01	Regulation FD Disclosure.

On June 2, 2025, the Company issued a press release announcing the consummation of the previously announced acquisition of all of the issued and outstanding equity interests of Onsite Innovations by CHS pursuant to the terms of the Purchase Agreement (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

The information in this Item 7.01 in this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated June 2, 2025, issued by Concentra Group Holdings Parent, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCENTRA GROUP HOLDINGS PARENT, INC.

Date: June 2, 2025	By:	/s/ Timothy Ryan
Timothy Ryan
Executive Vice President and Chief Legal Counsel